UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Bonuses

On March 10, 2011, the Compensation Committee of the Board of Directors of Hilltop Holdings Inc., or the Company, awarded discretionary bonuses as follows for fiscal 2010:

Name	Amount
Jeremy B. Ford	$230,000
Corey G. Prestidge	$100,000
Darren Parmenter	$75,000

The Compensation Committee also approved the payments under the 2010 cash incentive compensation plan for NLASCO, Inc., the Company’s wholly-owned insurance holding company.  Based upon such plan, Mr. Greg Vanek, President of NLASCO, Inc., was awarded a bonus of $72,188.

2011 Compensation

On March 10, 2011, the Compensation Committee of the Board of Directors determined to maintain the current salaries of each of the named executive officers of Hilltop Holdings Inc.

The Compensation Committee also determined to maintain the discretionary basis of incentive and bonus compensation for the named executive officers at Hilltop Holdings Inc.  With respect to Mr. Vanek, the Compensation Committee approved the following cash incentive compensation plan for 2011:

•                  $30,938 if the Expense Ratio(1) is 36% or less;

•                  $20,625 if written premium meets forecast;

•                  $2,063 for each percentage point written premium exceeds forecast, up to 5% maximum ($10,313 maximum); and

•                  Loss Ratio(2):

•                  $144,375 if 51% or less;

•                  $72,188 if greater than 51%, but 55% or less; or

•                  $20,625 if greater than 55%, but the non-catastrophe Loss Ratio(3) is 50% or less.

No compensation is payable under this plan in the event there is a net loss at NLASCO, Inc. for the calendar year ended December 31, 2011.

(1)  Expense Ratio is policy acquisition and other underwriting expense divided by net premiums earned for the same period.

(2)  Loss Ratio is the ratio that expresses the relationship of losses to premiums.  Loss Ratio is loss and loss adjustment expenses divided by net premiums earned for the same period.

(3)  The non-catastrophe Loss Ratio excludes loss and loss adjustment expense for Property Claim Service identified catastrophes that result in a loss of $1,000,000 or more to National Lloyds Insurance Company or $250,000 or more to American Summit Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	March 15, 2011	By:	/s/ COREY PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	General Counsel & Secretary